Aspiriant Risk-Managed Global Equity Fund (the “Fund”)

A series of Aspiriant Trust

Supplement dated October 5, 2016
to the Prospectus and Statement of Additional Information dated July 1, 2016, as supplemented August 5, 2016

This supplement updates information in the Prospectus and Statement of Additional Information (“SAI”) for the Fund and should be read in conjunction with those documents.

•
Effective August 11, 2016, AQR Capital Management, LLC (“AQR”) no longer serves as a sub-adviser to the Fund. All references in the Prospectus and SAI to AQR as a sub-adviser and to Jacques Friedman, Andrea Frazzin, and Hoon Kim as portfolio managers are hereby deleted.

•
Effective October 1, 2016, Equity Investment Corporation (“EIC”) no longer serves as a sub-adviser to the Fund. All references in the Prospectus and SAI to EIC as a sub-adviser and to James F. Barksdale, W. Andrew Bruner, and R. Terrance Irrgang as portfolio managers are hereby deleted.

Please retain this supplement for future reference.